State Street S&P 500 Index V.I.S. Fund
Summary Prospectus – May 1, 2024SSSPX (Class 1)

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

www.ssga.com
You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to
Statestreetfunds@ssga.com. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objectives
The investment objectives of the State Street S&P 500 Index V.I.S. Fund (the “Fund”) are growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Index.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Shareholder Service (12b-1) Fees	N/A
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.31%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$32	$100	$174	$393

State Street S&P 500 Index V.I.S. Fund
Summary Prospectus – May 1, 2024SSSPX (Class 1)
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses an index tracking management strategy designed to track the performance of the S&P 500® Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors and that measures the performance of the large-cap sector of the U.S. equities market. As of December 31, 2023, a significant portion of the Fund comprised companies in the information technology sector, although this may change from time to time.
The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, seeks to provide investment results that, before expenses, correspond generally to the total return of the S&P 500.
The Fund generally intends to invest in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), the investment adviser to the Fund, to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. The Fund invests at least 80% of its net assets in equity securities of companies contained in the Index. Shareholders will receive sixty (60) days' notice prior to a change in the 80% investment policy. The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Adviser, to investments in the Index may be counted toward satisfaction of this 80% policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).
The Fund may at times purchase or sell futures contracts, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, in lieu of investing directly in the stocks making up the Index. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund (including funds advised by the Adviser).
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit

State Street S&P 500 Index V.I.S. Fund
Summary Prospectus – May 1, 2024SSSPX (Class 1)
Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

State Street S&P 500 Index V.I.S. Fund
Summary Prospectus – May 1, 2024SSSPX (Class 1)
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Risk of Investment in Other Pools: When the Fund invests in another pooled investment vehicle (e.g., a mutual fund or exchange-traded fund), it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's shares to decrease, perhaps significantly.

State Street S&P 500 Index V.I.S. Fund
Summary Prospectus – May 1, 2024SSSPX (Class 1)
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with the Index, a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 20.49% (Q2, 2020)
Lowest Quarterly Return: -19.78% (Q1, 2020)
Average Annual Total Returns (for periods ended 12/31/23)
	One Year	Five Years	Ten Years	Inception Date
Class 1	25.96%	15.32%	11.68%	4/15/1985
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Olga Winner. Mr. Schneider has served as a portfolio manager since 2001 and Ms. Winner has served as a portfolio manager of the Fund since 2012.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head ofTraditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Olga Winner, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2007.
Purchase and Sale of Fund Shares
The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.
State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

State Street S&P 500 Index V.I.S. Fund
Summary Prospectus – May 1, 2024SSSPX (Class 1)
Tax Information
Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the U.S. federal income tax consequences for such Accounts. For information concerning the U.S. federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.
Payments To Insurance Companies, Broker-Dealers And Other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary's website for more information.

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